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                             JOINT FILING AGREEMENT


           We, the undersigned, hereby express our agreement that the attached
  Schedule 13D (including all amendments thereto) is filed on behalf of each of the undersigned.



                                             BB BIOTECH AG

  Date: July 17, 1998                 By:    /s/ Hans-Joerg Graf
                                             -------------------------
                                      Name:  Hans-Joerg Graf
                                             Signatory Authority

  Date: July 17, 1998                 By:    /s/ Dr. Victor Bischoff
                                             -------------------------
                                      Name:  Dr. Victor Bischoff
                                             Vice Chairman and Director

                                             BIOTECH FOCUS S.A.

  Date: July 17, 1998                 By:    /s/ Dr. Andreas Bremer
                                             -------------------------
                                      Name:  Dr. Andreas Bremer
                                             Signatory Authority

  Date: July 17, 1998                 By:    /s/ Dr. Daniel Bugmann
                                             -------------------------
                                      Name:  Dr. Daniel Bugmann
                                             Signatory Authority

                                             BIOTECH GROWTH S.A.

  Date: July 17, 1998                 By:    /s/ Dr. Andreas Bremer
                                             -------------------------
                                      Name:  Dr. Andreas Bremer
                                             Signatory Authority

  Date: July 17, 1998                 By:    /s/ Dr. Daniel Bugmann
                                             -------------------------
                                      Name:  Dr. Daniel Bugmann
                                             Signatory Authority

                                             BIOTECH INVEST S.A.

  Date: July 17, 1998                 By:    /s/ Dr. Andreas Bremer
                                             -------------------------
                                      Name:  Dr. Andreas Bremer
                                             Signatory Authority

  Date: July 17, 1998                 By:    /s/ Dr. Daniel Bugmann
                                             -------------------------
                                      Name:  Dr. Daniel Bugmann
                                             Signatory Authority

                                             BIOTECH TARGET S.A.

  Date: July 17, 1998                 By:    /s/ Dr. Andreas Bremer
                                             -------------------------
                                      Name:  Dr. Andreas Bremer
                                             Signatory Authority

  Date: July 17, 1998                 By:    /s/ Dr. Anders Hove
                                             -------------------------
                                      Name:  Dr. Anders Hove
                                             Signatory Authority